Proposed Public Offering	Jan. 22, 2021
Proposed Public Offering [Abstract]
Proposed Public Offering
Note 3—Proposed Public Offering
Pursuant to the Proposed Public Offering, the Company will offer for sale 22,500,000 units (or 25,875,000 Units if the underwriters’ over-allotment option is exercised in full at a price of $10.00 per Unit. Each Unit will consist of one share of Class A common stock, and one-fourth
of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant will entitle the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6).